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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We have issued our report dated March 24, 2000, accompanying the consolidated financial statements included in the Annual Report of PopMail.com, inc. (formerly Cafe Odyssey, Inc.) on Form 10-KSB for the year ended January 2, 2000. We hereby consent to the incorporation by reference of said report in the Registration Statement of PopMail.com, inc. on Amendment No. 2 to Form S-3 (File No. 333-32232).



                                                     /s/ GRANT THORNTON LLP




Minneapolis, Minnesota
May 15, 2000